Exhibit 99.1




                                                                                                                   MORGAN STANLEY
                                                                                                                      456 records
MSM 2004-11 AR3 Year Group                                                                                  Balance:  173,582,848
==================================================================================================================================


==================================================================================================================================
                                                                                                        Weighted
                                  Number                         % of                                    Average
                                      of            Total       Total       Weighted         Weighted   Original
                                 Mortgage          Current    Current        Average          Average     Subject  % Full-Alt  FICO
Mortgage Rates(%)                   Loans      Balance ($)    Balance      Coupon (%)   Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                          2        548,400.00       0.32           4.000           3.750     80.00       100.0    704
4.001 - 4.500                         12      4,805,417.39       2.77           4.324           4.074     73.25        78.3    727
4.501 - 5.000                         84     35,159,807.04      20.26           4.850           4.600     77.78        18.7    717
5.001 - 5.500                        162     63,105,053.97      36.35           5.334           5.084     75.33        19.2    711
5.501 - 6.000                        127     44,465,370.64      25.62           5.798           5.548     76.47        16.0    705
6.001 - 6.500                         51     17,984,449.22      10.36           6.269           6.019     75.00        15.5    681
6.501 - 7.000                         16      7,298,399.27       4.20           6.781           6.531     77.49         0.8    683
7.001 - 7.500                          2        215,949.99       0.12           7.333           7.083     79.98         0.0    720
----------------------------------------------------------------------------------------------------------------------------------
Total:                               456    173,582,847.52     100.00           5.483           5.233     76.14        19.0    707
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 7.500%
Weighted Average: 5.483%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                  Number                         % of                                   Average
                                      of            Total       Total       Weighted         Weighted   Original
                                 Mortgage          Current    Current        Average          Average    Subject  % Full-Alt  FICO
Net Coupon (%)                     Loans        Balance ($)   Balance      Coupon (%)   Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                          7      3,160,052.85       1.82           4.179           3.929     71.54       100.0    736
4.001 - 4.500                         36     15,109,768.34       8.70           4.670           4.420     78.80        24.3    708
4.501 - 5.000                        132     50,337,418.84      29.00           5.082           4.832     77.33        20.3    716
5.001 - 5.500                        157     60,752,340.01      35.00           5.552           5.302     74.15        18.2    708
5.501 - 6.000                         88     31,258,642.52      18.01           6.036           5.786     76.52        11.2    696
6.001 - 6.500                         27      9,715,725.69       5.60           6.559           6.309     79.18        14.0    680
6.501 - 7.000                          8      3,128,849.28       1.80           6.899           6.649     74.10         0.6    684
7.001 - 7.500                          1        120,049.99       0.07           7.500           7.250     79.98         0.0    768
----------------------------------------------------------------------------------------------------------------------------------
Total:                               456    173,582,847.52     100.00           5.483           5.233     76.14        19.0    707
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.750%
Maximum: 7.250%
Weighted Average: 5.233%
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Dec 7, 2004 17:50
------------------------------------------------------------------------------

                                                                                                                   MORGAN STANLEY
                                                                                                                      456 records
MSM 2004-11 AR3 Year Group                                                                                  Balance:  173,582,848
==================================================================================================================================


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                  Number                         % of                                    Average
                                      of            Total       Total       Weighted         Weighted   Original
Current Mortgage Loan            Mortgage          Current    Current        Average          Average     Subject  % Full-Alt  FICO
Principal Balance($)                Loans      Balance ($)    Balance      Coupon (%)   Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                      23     1,884,526.61       1.09           5.842           5.592     80.78        53.0    698
100,000.01 - 200,000.00                66    10,101,698.09       5.82           5.550           5.300     77.84        53.7    712
200,000.01 - 300,000.00                86    21,689,149.84      12.49           5.620           5.370     78.91        27.1    703
300,000.01 - 400,000.00               110    39,466,392.84      22.74           5.471           5.221     78.14        20.2    716
400,000.01 - 500,000.00                84    38,000,982.20      21.89           5.330           5.080     77.64        16.4    705
500,000.01 - 600,000.00                39    21,258,642.63      12.25           5.409           5.159     78.06        14.9    703
600,000.01 - 700,000.00                22    13,940,383.82       8.03           5.354           5.104     75.68        18.2    700
700,000.01 - 800,000.00                 6     4,548,161.06       2.62           5.690           5.440     68.27        16.5    714
800,000.01 - 900,000.00                 5     4,119,850.00       2.37           5.426           5.176     64.18         0.0    700
900,000.01 - 1,000,000.00               8     7,932,357.51       4.57           5.486           5.236     74.39         0.0    691
1,000,000.01 - 1,500,000.00             6     8,890,702.92       5.12           5.845           5.595     59.64         0.0    720
1,500,000.01 >=                         1     1,750,000.00       1.01           6.250           6.000     70.00         0.0    660
----------------------------------------------------------------------------------------------------------------------------------
Total:                                456   173,582,847.52     100.00           5.483           5.233     76.14        19.0    707
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17,899.99
Maximum: 1,750,000.00
Average: 380,664.14
Total: 173,582,847.52
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                  Number                         % of                                    Average
                                      of            Total       Total       Weighted         Weighted   Original
FICO                             Mortgage          Current    Current        Average          Average     Subject  % Full-Alt  FICO
Score                               Loans      Balance ($)    Balance      Coupon (%)   Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------------
601 - 625                               6     2,658,549.99       1.53           5.661           5.411     79.29        66.1    622
626 - 650                              39    13,748,746.59       7.92           5.793           5.543     75.70        42.0    641
651 - 675                              69    25,459,221.59      14.67           5.594           5.344     76.72        19.0    665
676 - 700                             100    38,735,145.94      22.32           5.533           5.283     77.98        16.2    689
701 - 725                              95    39,324,972.73      22.65           5.378           5.128     74.41        17.2    712
726 - 750                              69    25,750,200.69      14.83           5.505           5.255     76.70         8.1    736
751 - 775                              39    13,284,763.82       7.65           5.223           4.973     78.07        30.4    763
776 - 800                              36    14,186,746.17       8.17           5.298           5.048     72.26        10.0    786
801 - 825                               3       434,500.00       0.25           5.689           5.439     64.22         0.0    808
----------------------------------------------------------------------------------------------------------------------------------
Total:                                456   173,582,847.52     100.00           5.483           5.233     76.14        19.0    707
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 620
Maximum: 813
Non-Zero Weighted Average: 707
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Dec 7, 2004 17:50
------------------------------------------------------------------------------


                                                                                                                 MORGAN STANLEY
                                                                                                                      456 records
MSM 2004-11 AR3 Year Group                                                                                  Balance:  173,582,848
==================================================================================================================================


==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                  Number                         % of                                    Average
                                      of            Total       Total       Weighted         Weighted   Original
                                 Mortgage          Current    Current        Average          Average     Subject  % Full-Alt  FICO
Documentation Level                 Loans      Balance ($)    Balance      Coupon (%)   Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------------
Limited                               288   120,722,152.61      69.55           5.525           5.275     77.06         0.0    708
Full/Alt                              120    32,958,732.44      18.99           5.269           5.019     79.14       100.0    695
No Documentation                       38    14,811,431.79       8.53           5.587           5.337     62.34         0.0    714
No Ratio                               10     5,090,530.68       2.93           5.572           5.322     75.14         0.0    735
----------------------------------------------------------------------------------------------------------------------------------
Total:                                456   173,582,847.52     100.00           5.483           5.233     76.14        19.0    707
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                  Number                         % of                                    Average
                                      of            Total       Total       Weighted         Weighted   Original
Original                         Mortgage          Current    Current        Average          Average     Subject  % Full-Alt  FICO
Loan-to-Value Ratio (%)             Loans      Balance ($)    Balance      Coupon (%)   Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                           1       801,000.00       0.46           5.375           5.125     34.83         0.0    777
35.01 - 40.00                           3     1,328,000.00       0.77           5.294           5.044     38.01         0.0    741
40.01 - 45.00                           2     1,679,500.00       0.97           5.737           5.487     43.08         0.0    731
45.01 - 50.00                           2       312,250.00       0.18           5.323           5.073     47.66         0.0    794
50.01 - 55.00                           5     2,908,115.53       1.68           5.483           5.233     54.30         0.0    695
55.01 - 60.00                          10     6,279,286.06       3.62           5.621           5.371     58.10         0.3    706
60.01 - 65.00                          18     9,384,253.01       5.41           5.529           5.279     63.36        13.7    699
65.01 - 70.00                          25    11,170,397.22       6.44           5.627           5.377     68.86        11.9    702
70.01 - 75.00                          20     8,738,100.25       5.03           5.264           5.014     73.85        22.9    703
75.01 - 80.00                         344   124,476,251.11      71.71           5.460           5.210     79.82        20.7    708
80.01 - 85.00                           5     1,647,299.97       0.95           5.760           5.510     83.37         0.0    693
85.01 - 90.00                          10     3,069,512.72       1.77           5.964           5.714     89.45        43.6    682
90.01 - 95.00                           7     1,322,565.32       0.76           5.411           5.161     94.75        54.9    699
95.01 - 100.00                          4       466,316.33       0.27           5.412           5.162    100.00       100.0    749
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                456   173,582,847.52     100.00           5.483           5.233     76.14        19.0    707
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 34.83%
Maximum: 100.00%
Weighted Average by Current Balance: 76.14%
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Dec 7, 2004 17:50
------------------------------------------------------------------------------


                                      Number                              % of
                                          of                Total        Total         Weighted              Weighted
Coverage of Loans with Original     Mortgage              Current      Current          Average               Average
Loan-to-Value Ratios above 80%         Loans          Balance ($)      Balance       Coupon (%)        Net Coupon (%)
---------------------------------------------------------------------------------------------------------------------------
Y                                         26         6,505,694.34       100.00            5.760                 5.510
---------------------------------------------------------------------------------------------------------------------------
Total:                                    26         6,505,694.34       100.00            5.760                 5.510
---------------------------------------------------------------------------------------------------------------------------


                                       Average
                                      Original
Coverage of Loans with Original        Subject      % Full-Alt      FICO
Loan-to-Value Ratios above 80%         LTV (%)             Doc     Score
-------------------------------------------------------------------------
Y                                        89.74            38.9       693
-------------------------------------------------------------------------
Total:                                   89.74            38.9       693
-------------------------------------------------------------------------







                                      Number                              % of
Geographic                                of                Total        Total         Weighted              Weighted
Distribution                        Mortgage              Current      Current          Average               Average
by Balance                             Loans          Balance ($)      Balance       Coupon (%)        Net Coupon (%)
-------------------------------------------------------------------------------------------------------------------------
California                               256       110,115,190.22        63.44            5.395                 5.145
New York                                  10         6,270,414.29         3.61            6.412                 6.162
Michigan                                  17         4,816,160.64         2.77            5.523                 5.273
Virginia                                  15         4,753,075.48         2.74            5.341                 5.091
Colorado                                  18         4,419,178.67         2.55            5.424                 5.174
Nevada                                    11         4,363,450.00         2.51            5.508                 5.258
Florida                                   16         4,243,811.02         2.44            5.672                 5.422
New Jersey                                 9         4,144,735.97         2.39            5.557                 5.307
Maryland                                  11         3,706,943.11         2.14            5.589                 5.339
Oregon                                    10         3,443,695.50         1.98            5.245                 4.995
Other                                     83        23,306,192.62        13.43            5.646                 5.396
-------------------------------------------------------------------------------------------------------------------------
Total:                                   456       173,582,847.52       100.00            5.483                 5.233
-------------------------------------------------------------------------------------------------------------------------
Number of States Represented:    34
-------------------------------------------------------------------------------------------------------------------------



                                        Weighted
                                         Average
Geographic                              Original
Distribution                             Subject      % Full-Alt      FICO
by Balance                               LTV (%)             Doc     Score
---------------------------------------------------------------------------
California                                 76.43            14.0       710
New York                                   74.65             5.8       701
Michigan                                   76.27            54.0       674
Virginia                                   76.04            41.4       688
Colorado                                   75.59            56.5       703
Nevada                                     78.58             6.6       697
Florida                                    80.15            50.2       705
New Jersey                                 67.20             0.0       729
Maryland                                   79.37            26.7       700
Oregon                                     76.77            17.4       708
Other                                      75.06            26.2       705
---------------------------------------------------------------------------
Total:                                     76.14            19.0       707
---------------------------------------------------------------------------
Number of States Represented:      34
---------------------------------------------------------------------------



                                      Number                              % of
                                          of                Total        Total         Weighted              Weighted
                                    Mortgage              Current      Current          Average               Average
Purpose                                Loans          Balance ($)      Balance       Coupon (%)        Net Coupon (%)
---------------------------------------------------------------------------------------------------------------------------
Purchase                                 304       109,025,020.86        62.81            5.499                 5.249
Refinance - Cashout                       87        40,815,463.65        23.51            5.454                 5.204
Refinance - Rate Term                     65        23,742,363.01        13.68            5.457                 5.207
---------------------------------------------------------------------------------------------------------------------------
Total:                                   456       173,582,847.52       100.00            5.483                 5.233
---------------------------------------------------------------------------------------------------------------------------



                                    Weighted
                                     Average
                                    Original
                                     Subject      % Full-Alt      FICO
Purpose                              LTV (%)             Doc     Score
-----------------------------------------------------------------------
Purchase                               78.29            15.6       715
Refinance - Cashout                    71.52            23.6       691
Refinance - Rate Term                  74.18            26.6       695
-----------------------------------------------------------------------
Total:                                 76.14            19.0       707
-----------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Dec 7, 2004 17:50
------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                             Number                          % of                                   Average
                                 of             Total       Total      Weighted         Weighted   Original
                           Mortgage           Current     Current       Average          Average    Subject   % Full-Alt       FICO
Property Type                 Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         291    113,847,982.77       65.59         5.491            5.241      76.22         15.6        706
Planned Unit Development        104     38,107,755.08       21.95         5.424            5.174      76.25         26.7        703
Condominium                      44     13,732,909.68        7.91         5.492            5.242      77.92         31.1        712
2-4 Family                       17      7,894,199.99        4.55         5.640            5.390      71.36          9.6        726
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          456    173,582,847.52      100.00         5.483            5.233      76.14         19.0        707
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                             Number                          % of                                   Average
                                 of             Total       Total      Weighted         Weighted   Original
                           Mortgage           Current     Current       Average          Average    Subject   % Full-Alt       FICO
Occupancy                     Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             (%)
Primary                         406    156,254,944.72       90.02         5.440            5.190      76.87         19.2        706
Investment                       47     15,292,866.63        8.81         5.970            5.720      70.68         19.8        707
Second Home                       3      2,035,036.17        1.17         5.142            4.892      60.79          0.0        776
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          456    173,582,847.52      100.00         5.483            5.233      76.14         19.0        707
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                             Number                          % of                                   Average
                                 of             Total       Total      Weighted         Weighted   Original
Remaining Term             Mortgage           Current     Current       Average          Average    Subject   % Full-Alt       FICO
to Stated Maturity            Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             (%)
349 - 351                         1        114,999.99        0.07         5.750            5.500      79.31          0.0        672
352 - 354                        16      5,453,536.83        3.14         5.086            4.836      76.77         60.7        674
355 - 357                       163     56,328,748.30       32.45         5.887            5.637      76.31         21.2        703
358 - 360                       276    111,685,562.40       64.34         5.298            5.048      76.02         15.8        710
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          456    173,582,847.52      100.00         5.483            5.233      76.14         19.0        707
-----------------------------------------------------------------------------------------------------------------------------------
  Minimum:          349
  Maximum:          360
  Weighted Average: 358


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Dec 7, 2004 17:50
------------------------------------------------------------------------------

                                                                MORGAN STANLEY
                                                                   456 records
MSM 2004-11AR 3 Year Group                                Balance: 173,582,848
==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Product Type                            Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 3 Yr (1 Yr Libor)          9     4,850,268.13      2.79       5.694           5.444      76.11        28.5      704
10 Yr IO - ARM - 3 Yr (6 Mo Libor)         15     5,859,987.47      3.38       5.596           5.346      70.12        24.0      694
3 Yr IO - ARM - 3 Yr (1 Yr Libor)         120    44,554,649.36     25.67       5.419           5.169      71.89        29.4      713
3 Yr IO - ARM - 3 Yr (6 Mo Libor)         288   105,964,764.48     61.05       5.511           5.261      78.54        15.0      704
ARM - 3 Yr (1 Yr Libor)                    13     7,777,347.74      4.48       5.276           5.026      70.89         9.0      724
ARM - 3 Yr (6 Mo Libor)                    11     4,575,830.34      2.64       5.442           5.192      78.53        10.6      697
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Index Type                              Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                           314   116,400,582.29     67.06       5.512           5.262      78.12        15.3      703
Libor - 1 Year                            142    57,182,265.23     32.94       5.423           5.173      72.12        26.5      714
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Gross Margin (%)                        Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
2.250                                     361   142,706,182.11     82.21       5.348           5.098      75.84        19.5      711
2.750                                      90    28,937,168.05     16.67       6.162           5.912      78.53        16.1      687
3.250                                       2       842,997.36      0.49       4.893           4.643      63.77        60.4      741
4.000                                       3     1,096,500.00      0.63       5.517           5.267      61.13         0.0      681
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------
Minimum:       2.250%
Maximum:       4.000%
Weighted Average: 2.349%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Dec 7, 2004 17:50
------------------------------------------------------------------------------
                                                                   Page 6 of 9

                                                                MORGAN STANLEY
                                                                   456 records
MSM 2004-11AR 3 Year Group                                Balance: 173,582,848
==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Initial Periodic Cap (%)                Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
2.000                                      28    10,478,933.91      6.04       5.303           5.053      75.97        29.6      708
3.000                                       9     2,470,783.94      1.42       4.991           4.741      81.89        76.0      656
5.000                                     271   100,651,490.78     57.98       5.526           5.276      78.89        12.3      705
5.500                                       1        92,387.00      0.05       5.750           5.500      95.00         0.0      738
6.000                                     147    59,889,251.89     34.50       5.462           5.212      71.29        26.1      712
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------
Minimum:       2.000%
Maximum:       6.000%
Weighted Average: 5.136%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Periodic Cap (%)                        Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
1.000                                     279   103,041,291.42     59.36       5.513           5.263      78.96        13.8      704
2.000                                     177    70,541,556.10     40.64       5.439           5.189      72.02        26.6      711
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------
Minimum:       1.000%
Maximum:       2.000%
Weighted Average: 1.406%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Lifetime Rate Cap (%)                   Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
5.000                                      13     3,679,035.37      2.12       5.100           4.850      81.20        70.5      679
5.500                                       1        92,387.00      0.05       5.750           5.500      95.00         0.0      738
6.000                                     442   169,811,425.15     97.83       5.491           5.241      76.02        17.9      707
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------
Minimum:       5.000%
Maximum:       6.000%
Weighted Average: 5.979%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Dec 7, 2004 17:50
------------------------------------------------------------------------------
                                                                   Page 7 of 9

                                                                MORGAN STANLEY
                                                                   456 records
MSM 2004-11AR 3 Year Group                                Balance: 173,582,848
==============================================================================

                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Maximum Mortgage Rates (%)              Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                              8     2,329,725.08      1.34       4.560           4.310      81.35        84.0      670
10.001 - 11.000                            97    40,081,609.64     23.09       4.820           4.570      77.19        25.2      719
11.001 - 12.000                           282   105,672,714.32     60.88       5.527           5.277      75.72        17.1      709
12.001 - 13.000                            67    25,282,848.49     14.57       6.417           6.167      75.72        11.3      682
13.001 - 14.000                             2       215,949.99      0.12       7.333           7.083      79.98         0.0      720
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------
Minimum:       9.375%
Maximum:       13.500%
Weighted Average: 11.461%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Months to Next Rate Adjustment          Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
24 - 29                                     5     1,541,305.52      0.89       4.755           4.505      71.93        86.9      712
30 - 35                                   448   171,029,542.00     98.53       5.489           5.239      76.15        18.4      707
36 - 41                                     3     1,012,000.00      0.58       5.491           5.241      80.00        17.4      691
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------
Minimum:       25
Maximum:       36
Weighted Average: 34
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Interest Only                           Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
N                                          24    12,353,178.08      7.12       5.337           5.087      73.72         9.6      714
Y                                         432   161,229,669.44     92.88       5.494           5.244      76.33        19.7      706
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Dec 7, 2004 17:50
------------------------------------------------------------------------------
                                                                   Page 8 of 9

                                                                MORGAN STANLEY
                                                                   456 records
MSM 2004-11AR 3 Year Group                                Balance: 173,582,848
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Prepayment Penalty Flag                 Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
N                                         449   168,174,347.52     96.88       5.467           5.217      76.54        19.4      707
Y                                           7     5,408,500.00      3.12       5.981           5.731      63.85         7.6      697
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                       Number                       % of                               Average
                                           of            Total     Total    Weighted       Weighted   Original
                                     Mortgage          Current   Current     Average        Average     Subject  % Full-Alt     FICO
Prepayment Penalty Term                 Loans      Balance ($)   Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
------------------------------------------------------------------------------------------------------------------------------------
0                                         449   168,174,347.52     96.88       5.467           5.217      76.54        19.4      707
6                                           2     2,175,000.00      1.25       5.616           5.366      59.33         0.0      709
7                                           4     1,733,500.00      1.00       5.665           5.415      70.68        23.6      678
12                                          1     1,500,000.00      0.86       6.875           6.625      62.50         0.0      701
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    456   173,582,847.52    100.00       5.483           5.233      76.14        19.0      707
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of
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PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Dec
7, 2004 17:50
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